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1Q 2011 Accomplishments
1 AsianInvestor Magazine
2 Asia Asset Management Magazine’s 2010 Best of the Best Awards.
3 Transaction to be completed by early June 2011

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Retail Flows

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Region:	Global
Division:	Global
Name:	Screenshow End Page
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May 2, 2011

First Quarter 2011 Review

Peter S. Kraus
Chairman & Chief Executive Officer

David A. Steyn
Chief Operating Officer

Edward J. Farrell
Interim Chief Financial Officer & Controller

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this news release are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2010. Any or all of the forward-looking statements made in this news release, Form 10-K, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements", and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded***: Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated.

- ***Our confidence that we will outperform in equities in the months ahead which, combined with an improved risk appetite on the part of investors, will lead to improved flows:*** We cannot predict the timing or degree of global market growth, or our absolute or relative investment performance for our clients. The actual performance of the capital markets and other factors beyond our control will affect our investment success for clients and asset flows. Furthermore, improved flows depend on a number of factors, including our ability to deliver consistent, competitive investment performance, which cannot be assured, conditions of financial markets, changes and volatility in political, economic, capital market or industry conditions, consultant recommendations, and changes in our clients' investment preferences, risk tolerances and liquidity needs.

- ***The degree to which the $89.6 million real estate charge we recorded during the third quarter of 2010 will reduce occupancy costs on existing real estate in 2011 and subsequent years:*** The charge we recorded during the third quarter and our estimates of reduced occupancy costs in future years are based on existing sub-leases, as well as our current assumptions of when we can sub-lease the remaining space and current market rental rates, which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to take an additional charge and/or our estimated occupancy cost reductions may be less than we currently anticipate.

- ***Our intention to continue to engage in open market purchases of Holding Units, from time to time, to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units needed in future periods to make incentive compensation awards is dependent upon various factors, some of which are beyond our control, including fluctuation in the price of a Holding Unit.

- ***Our confidence that we will deliver consistent, long-term value to all of our stakeholders:*** Changes and volatility in political, economic, capital market or industry conditions can result in changes in demand for our products and services or impact the value of our assets under management, all of which may significantly hinder our ability to execute on our strategy.

Peter S. Kraus

Chairman & Chief Executive Officer

Positioning AllianceBernstein for Long Term Success

Firmwide Initiatives:

- Improve investment performance and restore client confidence
- Diversify our business across channels, investment services and geographies
- Develop innovative new products and services to meet clients' evolving needs
- Achieve greater operating leverage and better financial results

Progress On Our Long-Term Strategic Initiatives

Improve Investment Performance

Cumulative Returns vs. Peers Since the Market Bottom
AB Outperformance Relative to Peer Avg: February 28, 2009, through March 31, 2011
(Percentage points)



9
40
21
39
18
6
25
Strategic Value
SMID Cap Growth
SMID Cap Value
Global Thematic Growth
Global Strategic Value
International Strategic Value
Emerging Markets Value

%tile	28	5	27	15	12	34	16
Universe	US Large-Cap Value Funds	US Small-Cap Growth Funds	US Small-Cap Value Funds	Global All-Cap Growth	Global Large-Cap Value	EAFE Large-Cap Value	Emerging Markets Equity

Source: eVestment and AllianceBernstein

Diversify Our Business

Assets Under Management
(USD Billions)



December 31, 2008
Other(1) $24 5%
Fixed Income
$164 37%
$172 38%
Value
$88 20%
Growth
Fixed Income +28%
March 31, 2011
Other(1) $59 12%
$137 29%
Value
$210 44%
Fixed Income
$71 15%
Growth

(1) Includes index, structured, asset allocation services and certain other alternative investments

Develop Innovative New Products & Services

Assets Under Management
As of March 31, 2011
(USD Billions)



5
11
13
25(1)
26
Thematic
Customized Retirement Strategies
Alternatives
Dynamic Asset Allocation
Emerging Markets

(1) Includes retail funds and Private Client total assets with DAA overlay

Addressing Cost Structure



Employees (Left Scale)
% Sublet/Leased (Right Scale)(1)
5,500
5,000
4,500
4,000
3,500
3,000
20
15
10
5
0
2005
4Q:08
2Q:09
4Q:09
2Q:10
4Q:10
1Q:11

(1) Represents total space currently sublet or on the market to be sublet

- **Delivering for clients:** Continued outperformance in Fixed Income; strength in Target-Date, Inflation Strategies, Dynamic Asset Allocation and U.S. Equities
- **Defined Contribution:** $2.1 billion funded in new CRS target-date mandates in 1Q and $1 billion in April
- **Success with new retail products:** Five of our Top Ten retail funds by net inflows were launched since 2009
- **Asia recognition:** AB named "Best Onshore Manager of International Fixed Income" in Korea[1] and Taiwan's "Best Retail House"[2]
- **Alternatives:** AIS and multi-manager strategies launched with net new assets in the quarter
- **New investment talent:** Adding a leading long-only and long-short equity portfolio management team.[3]
- **Enhancements to Growth Investment Platform:** Changes implemented in 1Q to improve client outcomes

Enhancements to Our Growth Investment Practice

- What makes a great Growth Investment Practice?
  - Consistent discipline grounded in core beliefs
  - Superior insight generation
  - The ability to act quickly and decisively
  - Strong, independent thinking
- Where we are strong
  - Getting local insights into global portfolios in a way few can match
  - Our research quality is very good
  - Our best ideas perform well
- Enhancements to make us stronger
  - Combined management of Global and International research portfolios to make better decisions
  - Reconfigured sectors to better reflect industry dynamics and find the best growth ideas
    - Six sectors to four provides same coverage in a more efficient and focused way
  - Created Specialty Equities Classification to pursue investment ideas that are not defined by style

David A. Steyn

Chief Operating Officer

Assets Under Management: First Quarter 2011

In US $ Billions



End of Period AUM
$477
$478
1Q:11
4Q:10
$477
$492
1Q:11
1Q:10
Average AUM
$481
$480
1Q:11
4Q:10
$481
$481
1Q:11
1Q:10
Gross Sales
$16
$12
1Q:11
4Q:10
$16
$16
1Q:11
1Q:10
Net Flows
1Q:11
4Q:10
$(14)
$(29)
1Q:11
1Q:10
$(14)
$(7)

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
3.5
10.5
2.5
2.1
(0.3)
(8.8)
(8.0)
(2.4)
(12.3)
8.1
8.6
2.1
(0.9)
(0.1)
(3.7)
(2.2)
(9.5)
(11.8)
4.2
7.3
1.6
(3.2)
(0.5)
(2.1)
(11.9)
(10.5)
(16.1)
3.5
6.7
1.9
(0.9)
(6.0)
(2.8)
(12.7)
(22.4)
(25.9)
5.2
8.2
2.3
(0.7)
(0.8)
(3.0)
(12.9)
(9.0)
(18.1)
Int.
Ret.
P.C.
Int.
Ret.
P.C.
Int.
Ret.
P.C.
Int.
Ret.
P.C.
Int.
Ret.
P.C.

	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11
Net Totals:	$(6.6)	$(4.7)	$(15.6)	$(29.3)	$(14.4)

Institutional Flows

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
38.5
16.2
19.2
(15.2)
(53.5)
(46.9)
(53.7)
(69.7)
(66.1)
2008
2009
2010



Gross Sales
Gross Redemptions
Net Flows
3.5
8.1
4.2
3.5
5.2
(3.7)
(8.8)
(11.9)
(12.9)
(22.4)
(12.3)
(11.8)
(16.1)
(18.1)
(25.9)
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Ongoing Outperformance in Fixed Income

Fixed Income Relative Composite Performance

	as of 3/31/2011		
Product	1 Year	3 Year	5 Year
US Strategic Core Plus (USD)	2.5	2.3	1.0
US Core (USD)	1.6	1.7	0.4
US High Yield Composite (USD)	(0.1)	1.4	0.7
Global Plus Hedged to USD (USD)	3.3	2.4	1.5
Global Fixed Income (USD)	2.6	1.7	1.4
Global Credit (GBP)	0.3	1.6	0.6
Diversified Yield (USD)	5.4	2.9	0.9
Diversified Yield Plus (GBP)	4.2	2.4	N/A
Emerging Markets Debt (USD)	2.5	3.2	2.5
Canada Core Plus Advanced (CAD)	4.3	3.3	1.7
UK Core Plus (GBP)	1.6	1.6	1.0

Investment performance of composites is presented before investment management fees. Periods of more than one year are annualized.

Institutional Equities: Strong Premiums Since the Market Bottom

Cumulative Returns vs. Peers Since the Market Bottom

Percentage Returns: February 28, 2009, through March 31, 2011



AllianceBernstein
eVestment Peer Group
96
87
169
129
149
128
123
84
104
86
87
81
175
150
Strategic Value
SMID Cap Growth
SMID Cap Value
Global Thematic Growth
Global Strategic Value
International Strategic Value
Emerging Markets Value

%tile	28	5	27	15	12	34	16
Universe:	US Large-Cap Value Funds	US Small-Cap Growth Funds	US Small-Cap Value Funds	Global All-Cap Growth	Global Large-Cap Value	EAFE Large-Cap Value	Emerging Markets Equity

Performance is gross of fees.
Source: eVestment and AllianceBernstein

Defined Contribution: Success with CRS

In US $ Billions

Growth in CRS Assets



$4
$7
$9
$11
2008
2009
2010
Mar-11

Attribution of $7B Asset Increase



39%
48%
13%
New Clients
Existing Client Cashflows
Performance

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
23.3
23.0
33.2
(25.0)
(9.2)
(7.4)
(48.3)
(32.2)
(40.6)
2008
2009
2010



Gross Sales
Gross Redemptions
Net Flows
10.5
8.6
7.3
6.7
8.2
2.5
(0.9)
(3.2)
(6.0)
(0.8)
(8.0)
(9.5)
(10.5)
(12.7)
(9.0)
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Retail Sales Trends

Growth in Gross Sales


$10
$8
$6
$4
$2
$0
+22%
Q4 2010
Q1 2011
Total
Fixed Income
Value
Growth
Index

Top Selling Funds in 1Q 11	Performance (1 Year)	Sales Growth vs. 4Q10
Real Asset Strategy	25.4%	+750%
Small Mid Cap Growth	47.7%	+242%
Large Cap Growth	16.9%	+112%
Strategic Research	26.7%	+66%
Small Cap Growth	40.4%	+42%
Small Mid Cap Value	20.1%	+37%
High Income	14.1%	+12%

Sales Growth by Geography	vs. 4Q10
Hong Kong	+135%
Japan	+89%
EMEA	+55%
Singapore	+41%
Korea	+23%
US Funds	+16%
Latin America	+12%

1Q 11 Sales Breakdown by Geography


3%
8%
29%
48%
8%
4%
Asia x Japan
Japan
Latin America
US Funds + SMA
EMEA
US Subadvisory

Private Client Flows

In US $ Billions


Gross Sales
Gross Redemptions
Net Flows
11.0
7.5
7.6
(4.8)
(7.0)
(1.9)
(15.8)
(14.5)
(9.5)
2008
2009
2010


Gross Sales
Gross Redemptions
Net Flows
2.1
2.1
1.6
1.9
2.3
(0.3)
(0.1)
(0.5)
(0.9)
(0.7)
(2.4)
(2.2)
(2.1)
(2.8)
(3.0)
1Q 10
2Q 10
3Q 10
4Q 10
1Q 11

Growth in Client Relationships and Dynamic Asset Allocation

Overall Asset Mix: By AUM*



32%
21%
43%
5%
31%
23%
42%
3%
29%
22%
44%
3%
2%
29%
22%
43%
2%
3%
2008
2009
2010
1Q 2011
Other
Alternatives
Fixed Income
Growth
Value

*As of 3/31/2011
Totals may not add up to 100% due to rounding

DAA AUM: Over $23 Billion**



Assets w / DAA Overlay* (Left)
Client relationships in DAA (Right)
USD Millions
25,000
20,000
15,000
10,000
5,000
0
12,000
10,000
8,000
6,000
4,000
2,000
0
Feb-10
Mar
Jun
Sept
Dec
Mar-11

**Represents total assets with DAA Overlay. DAA Overlay averages 30% of the total account value.

Bernstein Research Services

- 1Q revenue increased 12% versus prior quarter and 8% year-over-year, driven by strength in the U.S. and Europe. Market volumes improved sequentially but remain muted in the U.S.

- Success with new initiatives during the quarter:
  - Record results in our new electronic trading business contributed to record results in Europe.
  - Asia delivered record results as well, albeit off a small base. We added two analysts there in 1Q.
  - We also had a record quarter in our new U.S. derivatives business.

- Once again, the preeminence of our U.S. research product was recognized by clients in a leading independent annual survey of U.S. institutional investors – recently issued results rank Bernstein #1 across several key metrics of research quality.

- In 2011 our focus remains on driving globalization, increasing core cash equities market share and capitalizing on new service investments.

Edward J. Farrell

Interim Chief Financial Officer & Controller

Financial Highlights: First Quarter 2011

Adjusted EPU


41¢
40¢
1Q:11
4Q:10
41¢
47¢
1Q:11
1Q:10

Adjusted Revenue/ Expense Trends


Adjusted Revenues
1%
0%
Adjusted Expenses
% Change Q1 vs. Q4
2%
6%
% Change Q1-11 vs. Q1-10

Adjusted Operating Margins


21.9%
21.3%
1Q:11
4Q:10
21.9%
24.5%
1Q:11
1Q:10

Share Repurchases
($ Millions)


49.8
88.9
1Q:11
4Q:10
49.8
23.8
1Q:11
1Q:10

First Quarter 2011 Income Statement

- Operating income down 10% sequentially and 1% versus the prior year quarter
- GAAP EPU of 42 cents, flat from the prior quarter down versus 1Q10 EPU of 46 cents
- Adjusted EPU of 41 cents, up from 4Q10 and down 13% from the prior year quarter

In US Dollar Millions (except EPU)	1Q 2011	4Q 2010	% Δ	1Q 2010	% Δ
Net Revenues	$ 755	$ 778	(3%)	$ 725	4%
Operating Expenses	617	624	(1%)	585	5%
Operating Income	138	154	(10%)	140	(1%)
Net Income Attributable to AB Unitholders	136	137	(0%)	148	(8%)
AB Holding GAAP Diluted Net Income per Unit	**$0.42**	**$0.42**	**0%**	**$0.46**	**(9%)**
AB Holding Adjusted Diluted Net Income Per Unit	**$0.41**	**$0.40**	**2%**	**$0.47**	**(13%)**

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results.
Percentages are calculated using expenses rounded to the nearest thousand.

First Quarter 2011 Revenues

- Base fees down slightly from the prior quarter and flat versus 1Q10
- Bernstein Research up versus both prior periods, due to higher volumes
- Lower investment gains in the current quarter

Revenues (in US dollar millions)	**1Q 2011**	**4Q 2010**	**% Δ**	**1Q 2010**	**% Δ**
Base Fees	$ 510	$ 514	(1%)	$ 509	0%
Performance Fees	5	9	(44%)	3	91%
Bernstein Research	119	107	12%	111	8%
Distribution	89	89	(1%)	80	11%
Investment Gains (Losses)	1	22	(96%)	(8)	n/m
Other Revenues	32	37	(14%)	31	5%
Total Revenues	**756**	**778**	**(3%)**	**726**	**4%**
Less: Interest Expense	1	-	17%	1	36%
GAAP Net Revenues	**755**	**778**	**(3%)**	**725**	**4%**
Investment (Gains) Losses[(1)]	(2)	(28)	(93%)	5	n/m
Distribution and Servicing Costs	(94)	(97)	(3%)	(86)	10%
Adjusted Net Revenues	**$ 659**	**$ 653**	**1%**	**$ 644**	**2%**

(1) Includes investment (gains) losses and dividends and interest on deferred compensation-related investments and 90% of the investment (gains) losses of our consolidated venture capital fund attributable to non-controlling interests

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results.

Percentages are calculated using revenues and expenses rounded to the nearest thousand.

First Quarter 2011 Operating Expenses

- Base compensation higher versus both prior periods
- Promotion & servicing fell 2% versus the prior quarter, due to lower T&E and increased 14% versus prior year, due to higher distribution-related payments and T&E expenses
- G&A in the current quarter includes expenses related to business continuity in Japan

Operating Expenses (in US dollar millions)	**1Q 2011**	**4Q 2010**	**% Δ**	**1Q 2010**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 118	$ 111	6%	$ 105	12%
Incentive Compensation	132	146	(9%)	129	2%
Commissions, Fringes & Other	89	90	(1%)	85	5%
Total Compensation & Benefits	**339**	**347**	**(2%)**	**319**	**6%**
Promotion & Servicing	138	141	(2%)	122	14%
General & Administrative	133	130	2%	126	5%
Real Estate Charge	-	-	n/m	12	n/m
Other	7	6	5%	6	3%
Total GAAP Operating Expenses	**617**	**624**	**(1%)**	**585**	**5%**
Deferred Compensation Expenses	(8)	(13)	(38%)	(1)	700%
Distribution-Related Expenses	(94)	(97)	(3%)	(86)	9%
Real Estate Sub-Lease Charges	-	-	n/m	(12)	n/m
Non- Controlling Interest excluding Venture Fund	-	-	n/m	-	n/m
Total Adjusted Operating Expenses	**$ 515**	**$ 514**	**0%**	**$ 486**	**6%**

[(1)] Please refer to page 40 for additional information on the deferred compensation net P&L trends
Percentages are calculated using expenses rounded to the nearest thousand

First Quarter 2011 GAAP to Adjusted Reconciliation

- GAAP Operating Income down versus both prior periods
- Margin expansion versus 4Q10; decline versus 1Q10 attributed to increased expenses

	1Q 2011	4Q 2010	% Δ	1Q 2010	% Δ
AllianceBernstein L.P.					
GAAP Operating Income	**$ 138**	**$ 154**	**(10%)**	**$ 140**	**(1%)**
Net P&L impact of MTM of Deferred Compensation[1]	(2)	(7)	(71%)	(11)	(82%)
Real Estate Charges	-	-	n/m	12	(100%)
Net Loss (Income) of Consolidated Entities Attributable to Non-Controlling Interests	8	(8)	n/m	17	(53%)
Adjusted Operating Income	**$ 144**	**$ 139**	**4%**	**$ 158**	**(8%)**
GAAP Operating Margin (including non-controlling interests)	**19.4%**	**18.8%**		**21.6%**	
Adjusted Operating Margin	**21.9%**	**21.3%**		**24.5%**	

[1] Net impact of investment (gains) losses and employee compensation related to the mark-to-market of deferred compensation balances

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using revenues and expenses rounded to the nearest thousand

Q & A

APPENDIX

Institutional Value Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	1Q 2011	One Year	Three Years	Five Years	Ten Years	Benchmark
		Periods Ended March 31, 2011				
US Diversified Value	(0.0)	(3.7)	(2.2)	(2.3)	(0.4)	Russell 1000 Value
US Strategic Value	0.5	(5.2)	(5.4)	(4.3)	0.2	S&P 500
US Strategic Value	(0.0)	(4.7)	(3.6)	(3.0)	(1.0)	Russell 1000 Value
International Value	(1.0)	(5.2)	(4.7)	(3.7)	1.3	MSCI EAFE (Cap, UH, net)
International Strategic Value	(0.6)	(5.3)	(6.4)	(4.4)	1.8	MSCI EAFE (Cap, UH, net)
Global Value	(0.2)	(4.3)	(5.9)	(4.2)	1.2	MSCI World (Cap, UH, net)
Global Strategic Value	(0.2)	(3.6)	(7.8)	(5.2)	N/A	MSCI World (Cap, UH, net)
Emerging Markets Value	0.7	(2.9)	(0.2)	(1.8)	2.4	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of March 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Growth Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	1Q 2011	Periods Ended March 31, 2011 One Year	Three Years	Five Years	Ten Years	Benchmark
Global Research Growth	(1.3)	(2.7)	(6.3)	(5.2)	(1.5)	MSCI World (Cap, UH, net)
US Large Cap Growth	0.9	(3.9)	(1.5)	(2.4)	(1.2)	Russell 1000 Growth
Int'l Research Growth All Country	(2.4)	(1.3)	(3.8)	(1.5)	N/A	MSCI ACWI ex US (Cap, UH, net)
US Thematic Research	1.0	13.1	3.5	0.4	1.9	S&P 500 Index
US Small Cap Growth	4.2	10.0	3.5	1.6	1.5	Russell 2000 Growth
Global Large Cap Growth	(4.0)	(6.0)	(5.9)	(4.0)	(2.8)	MSCI World (Cap, UH, net)
Int'l Large Cap Growth	(4.5)	(7.0)	(5.8)	(4.2)	(2.1)	MSCI EAFE (Cap, UH, net)
Emerging Markets Growth	(0.7)	(3.2)	(3.8)	(3.2)	(0.6)	MSCI EM (Cap, UH, net)

Performance is preliminary.
*Prior to 2001, MSCI EM gross dividends reinvested was used.
As of March 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Blend Strategies: Relative Performance

Institutional Blend Strategies Equity Composites vs. Benchmarks

Service	1Q 2011	Periods Ended March 31, 2011 One Year	Three Years	Five Years	Ten Years	Benchmark
Global Blend Strategies	(0.6)	(3.9)	(6.1)	(4.8)	N/A	MSCI World (Cap, UH, net)
International Blend Strategies	(2.5)	(5.6)	(4.7)	(3.7)	N/A	MSCI EAFE (Cap, UH, net)
US Blend Strategies	0.7	(3.8)	(2.0)	(2.6)	N/A	S&P 500
Emerging Markets Blend Strategies	0.1	(3.4)	(2.1)	(2.7)	N/A	MSCI EM (Cap, UH, net)

Performance is preliminary.
As of March 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

		Periods Ended March 31, 2011				
Service	**1Q 2011**	**One Year**	**Three Years**	**Five Years**	**Ten Years**	**Benchmark**
Corporate Bonds	0.1	0.4	0.5	0.0	0.1	Custom Corporate Index
Strategic Core Plus	0.6	2.2	2.0	0.7	N/A	Custom Index
Global Plus	0.3	2.0	0.1	(0.0)	N/A	Barclays Global Aggregate Bond Index (Unhedged)
Global Fixed Income	0.2	2.1	1.3	1.1	0.7	CitiGroup WGBI - Unhedged
Emerging Market Debt	(0.0)	2.1	2.6	1.9	3.3	JPM EMBI Global
Low Duration	0.4	1.4	0.8	(1.1)	(0.4)	BofA Merrill Lynch U.S. Treasury (1-3 Years)

Performance is preliminary.
As of March 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investments service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

Service	1Q 2011	One Year	Three Years	Five Years	Ten Years
		Periods Ended March 31, 2011			
Fully Diversified Simulation*	3.0	8.6	0.5	1.4	4.6
S&P 500	5.9	15.6	2.4	2.6	3.3
MSCI World Index - Net	4.8	13.4	(0.2)	2.1	4.2
Lipper Short/Int Blended Muni Fund Avg	0.5	1.8	3.1	3.2	3.3

Performance is preliminary.
As of March 31, 2011
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983; Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through January 1, 2001; Strategic Growth used thereafter); Intermediate Municipal Bond Composite—January 1, 1983; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008) DAA Overlay – April 1, 2010. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.
Source: Standard and Poor's, Morgan Stanley, Lipper and AllianceBernstein

Retail Value Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

		Periods Ended March 31, 2011				
Service	1Q 2011	One Year	Three Years	Five Years	10 Years	Lipper Average
International Value	(1.8)	(4.6)	(5.3)	(3.7)	0.8	International Large Cap Value
Growth & Income	2.3	3.9	0.1	(0.2)	(1.4)	Large Cap Value
U.S. Small/Mid Cap Value	0.3	(1.6)	1.3	3.4	1.6	Small Cap Value
U.S. Value	0.6	(2.3)	(3.5)	(3.1)	(0.7)	Large Cap Value
Global Value	0.1	0.1	(4.5)	(3.5)	(1.1)	Global Large Cap Value

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees.
Source: AllianceBernstein and Lipper. Mutual fund and Lipper performance data through March 31, 2011.

Retail Growth Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	1Q 2011	One Year	Three Years	Five Years	10 Years	Lipper Average
		Periods Ended March 31, 2011				
Global Growth	(1.3)	(4.8)	(5.9)	(5.3)	N/A	Global Large-Cap Growth
Global Thematic Growth	(0.7)	3.2	5.5	1.4	(2.1)	Global Multi-Cap Growth
International Growth	(2.1)	(4.1)	(2.7)	(1.3)	2.0	International Multi-Cap Growth
U.S. Large Cap Growth(1)	4.4	0.8	7.2	2.5	(0.3)	Large-Cap Growth
Emerging Markets	0.7	(0.2)	(2.0)	(2.2)	(2.0)	Equity Emerging Mkts Global
U.S. Growth(1)	2.2	2.0	0.8	(2.2)	(0.0)	Large-Cap Growth
U.S. Small/Mid Cap Growth	6.0	20.2	4.4	(0.6)	1.2	Mid Cap Growth

(1) Performance figures other than 1Q11 and One Year positively affected by class action settlement proceeds

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through March 31, 2011.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

		Periods Ended March 31, 2011				
Service	1Q 2011	One Year	Three Years	Five Years	10 Years	Lipper Average
Global High Yield Portfolio	(3.3)	(1.8)	3.5	0.3	0.1	Bond Global High Yield
American Income Portfolio	0.9	4.5	4.0	1.9	2.7	Bond USD
Global Bond	(1.3)	(1.5)	1.8	1.6	1.1	Global Income
High Income	(0.4)	0.5	3.9	4.2	6.9	High Current Yield

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through March 31, 2011.

Wealth Strategies: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	1Q 2011	Periods Ended March 31, 2011: One Year	Three Years	Five Years	10 Years	Lipper Average
Conservative Wealth	(0.0)	(0.8)	(1.1)	(0.5)	0.0	Mixed-Asset Target Alloc Consv
Balanced Wealth	0.4	0.6	(0.3)	(0.4)	0.6	Mixed-Asset Target Alloc Moderate
Wealth Appreciation	0.9	(0.7)	(0.9)	(1.0)	(1.4)	Global Multi-Cap Core

NOTE: The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein. Investment performance of mutual funds is presented after investment management fees

Source: AllianceBernstein and Lipper. Mutual Fund and Lipper performance data through March 31, 2011.

Three Months Ended 3/31/11: AUM Roll-Forward by Distribution Channel

In US $ Billions

	Institutions			Retail			Private Client			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$149.7**	**$123.2**	**$272.9**	**$83.6**	**$43.4**	**$127.0**	**$76.3**	**$1.8**	**$78.1**	**$309.6**	**$168.4**	**$478.0**
Sales/New Accounts	2.4	2.8	5.2	2.6	5.6	8.2	2.3	0.0	2.3	7.3	8.4	15.7
Redemptions/Terminations	(5.0)	(8.9)	(13.9)	(3.6)	(4.1)	(7.7)	(1.8)	0.0	(1.8)	(10.4)	(13.0)	(23.4)
Net Cash Flows	(1.6)	(2.6)	(4.2)	(0.8)	(0.5)	(1.3)	(1.2)	0.0	(1.2)	(3.6)	(3.1)	(6.7)
Net Flows	**(4.2)**	**(8.7)**	**(12.9)**	**(1.8)**	**1.0**	**(0.8)**	**(0.7)**	**0.0**	**(0.7)**	**(6.7)**	**(7.7)**	**(14.4)**
Investment Performance	**3.6**	**3.2**	**6.8**	**3.7**	**1.1**	**4.8**	**2.0**	**0.1**	**2.1**	**9.3**	**4.4**	**13.7**
End of Period	**$149.1**	**$117.7**	**$266.8**	**$85.5**	**$45.5**	**$131.0**	**$77.6**	**$1.9**	**$79.5**	**$312.2**	**$165.1**	**$477.3**

Three Months Ended 3/31/11: AUM Roll-Forward by Investment Service

In US $ Billions

	Value Equity			Growth Equity			Fixed Income			Other[1]			Total		
Client Domicile:	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**	**US**	**Non-US**	**Total**
Beginning of Period	**$88.9**	**$55.4**	**$144.3**	**$53.7**	**$20.6**	**$74.3**	**$116.9**	**$89.3**	**$206.2**	**$50.1**	**$3.1**	**$53.2**	**$309.6**	**$168.4**	**$478.0**
Sales/New Accounts	1.2	1.2	2.4	1.1	0.4	1.5	2.4	6.5	8.9	2.6	0.3	2.9	7.3	8.4	15.7
Redemptions/Terminations	(4.6)	(6.6)	(11.2)	(3.9)	(2.3)	(6.2)	(1.7)	(4.1)	(5.8)	(0.2)	0.0	(0.2)	(10.4)	(13.0)	(23.4)
Net Cash Flows	(2.9)	(1.1)	(4.0)	(0.6)	(0.9)	(1.5)	(0.4)	(1.1)	(1.5)	0.3	0.0	0.3	(3.6)	(3.1)	(6.7)
Net Flows	**(6.3)**	**(6.5)**	**(12.8)**	**(3.4)**	**(2.8)**	**(6.2)**	**0.3**	**1.3**	**1.6**	**2.7**	**0.3**	**3.0**	**(6.7)**	**(7.7)**	**(14.4)**
Investment Performance	**3.8**	**2.1**	**5.9**	**2.6**	**0.7**	**3.3**	**0.6**	**1.6**	**2.2**	**2.3**	**0.0**	**2.3**	**9.3**	**4.4**	**13.7**
End of Period[2]	**$86.4**	**$51.0**	**$137.4**	**$52.9**	**$18.5**	**$71.4**	**$117.8**	**$92.2**	**$210.0**	**$55.1**	**$3.4**	**$58.5**	**$312.2**	**$165.1**	**$477.3**

(1) Includes index, structured, asset allocation services and certain other alternative investments.
(2) Approximately $68 billion in Blend Strategies AUM are reported in their respective services.

AUM by Region

In US $ Billions
As of March 31, 2011

Institutions



Eur. ex-UK
6%
Other
8%
Australia
6%
UK
6%
N.A. ex-US
8%
Japan
10%
US
56%

$266.8

Retail



Europe
7%
Other
3%
Asia Pac
25%
US
65%

$131.0

Private Client



Non-US
2%
US
98%

$79.5

First Quarter 2011 Advisory Fees

In US Dollars

	1Q 2011	4Q 2010	% Δ	1Q 2010	% Δ
Ending AUM ($ Billions)	**$477**	**$478**	**(0%)**	**$492**	**(3%)**
Average AUM ($ Billions)	**$481**	**$480**	**0%**	**$481**	**0%**
By Fee Type ($ Millions):					
Base Fees	$510	$514	(1%)	$509	0%
Performance Fees	5	9	(44%)	3	91%
Total	**$515**	**$523**	**(2%)**	**$512**	**1%**
Base Fees By Channel ($ Millions):					
Institutions	$173	$181	(5%)	$196	(12%)
Retail	166	169	(2%)	152	9%
Private Client	171	164	4%	161	6%
Total	**$510**	**$514**	**(1%)**	**$509**	**0%**

(1) Previously reported preliminary assets under management for March 31, 2010 has been adjusted by removing from our Institutional AUM an affiliated account for which we serve in an advisory capacity and do not have discretionary trading authority.
Percentages are calculated using AUM rounded to the nearest million and revenues to the nearest thousand

Six-Quarter Deferred Compensation Net P&L Trend

In US $ Millions

	4Q 2009	1Q 2010	2Q 2010	3Q 2010	4Q 2010	1Q 2011
Revenues						
Investment Gains (Losses)	$15	$11	($37)	$36	$17	$10
Dividends	4	1	-	1	4	-
Total Revenues	**$19**	**$12**	**($37)**	**$37**	**$21**	**$10**
Expenses						
Amortization of Original Awards	$36	$31	$31	$27	$31	$19
Amortization of MTM - Prior Periods	(6)	(4)	(3)	(5)	(2)	2
Amortization of MTM - Current Quarter	8	4	(16)	19	9	5
% of Investment Gains (Losses)	*53%*	*36%*	*43%*	*53%*	*53%*	*50%*
Dividends	4	1	-	1	4	-
Sub-Total of Mutual Fund Expenses	**42**	**32**	**12**	**42**	**42**	**26**
Amortization of AB Units	19	23	24	23	34	40
Other	1	3	3	3	1	3
Total Expenses	**$62**	**$58**	**$39**	**$68**	**$77**	**$69**
Net P&L impact of Mutual Fund Grants	**($23)**	**($20)**	**($49)**	**($5)**	**($21)**	**($16)**

Consolidated Balance Sheet

In US $ Millions

Assets	Mar 31, 2011	Dec 31, 2010
Cash and cash equivalents	$ 413	$ 650
Cash and securities, segregated	1,329	1,110
Receivables, net	1,328	1,389
Investments:		
Deferred compensation - related	267	299
Other	620	458
Goodwill	2,939	2,939
Intangible assets, net	200	206
Deferred sales commissions, net	71	76
Other (incl. furniture & equipment, net)	454	452
Total Assets	**$ 7,621**	**$ 7,579**

Liabilities and Capital	Mar 31, 2011	Dec 31, 2010
Liabilities:		
Payables	$ 2,136	$ 2,099
Accounts payable and accrued expenses	427	423
Accrued compensation and benefits	332	339
Debt	266	225
Total Liabilities	**3,161**	**3,086**
Partners' capital attributable to AllianceBernstein Unitholders	4,376	4,369
Non-controlling interests in consolidated entities	84	124
Total Capital	**4,460**	**4,493**
Total Liabilities and Capital	**$ 7,621**	**$ 7,579**

Consolidated Statement of Cash Flows

In US $ Millions

		Three Months Ended	
		Mar 31, 2011	Mar 31, 2010
Net Income		$ 128	$ 131
Non-cash items:	Amortization of deferred sales commissions	10	12
	Amortization of non-cash deferred compensation	43	26
	Depreciation and other amortization	21	21
	Unrealized (gains) on deferred compensation-related investments	(13)	(24)
	Unrealized loss on consolidated venture capital fund	7	21
	Real estate asset write-off charges	-	5
	Other	1	-
Changes in assets and liabilities		(264)	26
Net cash (used in) provided by operating activities		**(67)**	**218**
Proceeds (purchases) of investments, net		2	-
Additions to furniture, equipment and leaseholds, net		(4)	(1)
Purchase of joint venture		(21)	-
Net cash used in investing activities		**(23)**	**(1)**
Issuance (repayment) of commercial paper		41	(43)
(Decrease) increase in overdrafts payable		(5)	24
Distributions to General Partner and Unitholders		(137)	(194)
Purchases of Holding Units to fund deferred compensation awards, net		(50)	(24)
Purchase of AllianceBernstein L.P. Units		(4)	-
Other		1	5
Net cash used in financing activities		**(154)**	**(232)**
Effect of exchange rate changes on cash and cash equivalents		7	(15)
Net (decrease) in cash and cash equivalents		(237)	(30)
Cash and cash equivalents at the beginning of period		650	614
Cash and cash equivalents at the end of period		**$ 413**	**$ 584**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	1Q 2011	4Q 2010	% Δ	1Q 2010	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$136	$137	(0%)	$148	(8%)
Weighted Average Equity Ownership Interest	37.4%	36.7%		36.6%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$51	$50	2%	$54	(6%)
Income Taxes	7	7	2%	7	6%
Net Income	**$44**	**$43**	**2%**	**$47**	**(8%)**
Diluted Net Income Per Unit, GAAP basis	**$0.42**	**$0.42**	**0%**	**$0.46**	**(9%)**
Distributions Per Unit	**$0.42**	**$0.42**	**0%**	**$0.46**	**(9%)**
Adjusted Diluted Net Income Per Unit	**$0.41**	**$0.40**	**2%**	**$0.47**	**(13%)**

Please refer to pages 44-46 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Percentages are calculated using income, earnings and expenses rounded to the nearest thousand

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands	Three Months Ended 3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Net Revenues, GAAP basis	**$ 755,390**	**$ 777,561**	**$ 757,567**	**$ 688,343**	**$ 725,086**	**$ 781,861**
Exclude:						
Deferred compensation-related investment (gains) losses	(9,740)	(16,677)	(36,013)	36,797	(11,159)	(14,763)
Deferred compensation-related dividends and interest	(632)	(3,963)	(830)	(920)	(800)	(4,084)
90% of consolidated venture capital fund investment losses (gains)	8,054	(7,570)	(2,056)	9,304	16,849	1,627
Distribution-related payments	(74,756)	(76,411)	(72,501)	(71,015)	(66,750)	(69,400)
Amortization of deferred sales commissions	(10,326)	(11,349)	(11,780)	(12,147)	(12,121)	(12,819)
Pass-through fees & expenses	(9,223)	(8,855)	(8,822)	(7,274)	(6,714)	(7,507)
Adjusted Net Revenues	**$ 658,767**	**$ 652,736**	**$ 625,565**	**$ 643,088**	**$ 644,391**	**$ 674,915**
Operating Income, GAAP basis	**$ 138,435**	**$ 153,751**	**$ 57,480**	**$ 107,649**	**$ 139,982**	**$ 200,256**
Exclude:						
Deferred compensation-related investment (gains) losses	(9,740)	(16,677)	(36,013)	36,797	(11,159)	(14,763)
Deferred compensation-related dividends and interest	(632)	(3,963)	(830)	(920)	(800)	(4,084)
Deferred compensation-related mark-to-market vesting expense (credit)	6,894	7,358	14,158	(19,082)	357	1,556
Deferred compensation-related dividends and interest expense	1,480	6,317	731	810	682	3,760
Net impact of deferred compensation-related investments	(1,998)	(6,965)	(21,954)	17,605	(10,920)	(13,531)
Real estate charges	18	116	89,598	-	11,983	2,548
Net loss (income) of consolidated entities attributable to non-controlling interes	8,046	(7,873)	(2,919)	9,339	16,773	733
Adjusted Operating Income	**$ 144,501**	**$ 139,029**	**$ 122,205**	**$ 134,593**	**$ 157,818**	**$ 190,006**
Operating Margin, GAAP basis incl. non-controlling interests	**19.4%**	**18.8%**	**7.2%**	**17.0%**	**21.6%**	**25.7%**
Adjusted Operating Margin	**21.9%**	**21.3%**	**19.5%**	**20.9%**	**24.5%**	**28.2%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per unit amounts	Three Months Ended 3/31/11	12/31/10	9/30/10	6/30/10	3/31/10	12/31/09
Diluted Net Income, GAAP basis	**$ 43,923**	**$ 43,289**	**$ 12,384**	**$ 32,256**	**$ 47,858**	**$ 60,402**
Impact on net income of AllianceBernstein L.P. non-GAAP adjustments	(722)	(2,451)	24,190	6,290	378	(3,746)
Adjusted Diluted Net Income	**$ 43,201**	**$ 40,838**	**$ 36,574**	**$ 38,546**	**$ 48,236**	**$ 56,656**
Diluted Net Income per Unit, GAAP basis	**$ 0.42**	**$ 0.42**	**$ 0.12**	**$ 0.31**	**$ 0.46**	**$ 0.62**
Impact of AllianceBernstein L.P. non-GAAP adjustments	(0.01)	(0.02)	0.24	0.06	0.01	(0.03)
Adjusted Diluted Net Income per Unit	**$ 0.41**	**$ 0.40**	**$ 0.36**	**$ 0.37**	**$ 0.47**	**$ 0.59**

AllianceBernstein Adjusted Financial Results Reconciliation

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on deferred compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe the offset of distribution-related payments from net revenues is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. Amortization of deferred sales commissions is offset against net revenues because such costs, over time, offset distribution revenues earned by the company. Beginning in the first quarter of 2011, we also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income but they do have an impact on our operating margin. As such, we exclude them from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a GAAP basis (1) excluding the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee deferred compensation-related investments, (2) excluding real estate charges, and (3) excluding the net loss or income of consolidated entities attributable to non-controlling interests.

(1) Prior to 2009, a large proportion of employee compensation was in the form of deferred awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein has economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. The full value of the investments' appreciation (depreciation) is recorded within investment gains and losses on the income statement in the current period. US GAAP requires the appreciation (depreciation) in the compensation liability to be expensed over the award vesting period in proportion to the vested amount of the award as part of compensation expense. This creates a timing difference between the recognition of the compensation expense and the investment gain or loss impacting operating income, which will fluctuate over the life of the award and net to zero at the end of the multi-year vesting period. Although during periods of high market volatility these timing differences have an impact on operating income and operating margin, over the life of the award any impact is ultimately offset. Because these plans are economically hedged, management believes it is useful to reflect the offset ultimately achieved from hedging the investments' market exposure in the calculation of adjusted operating income, adjusted operating margin and adjusted diluted net income per Holding Unit, which will produce core operating results from period to period. The non-GAAP measures exclude gains and losses and dividends and interest on deferred compensation-related investments included in revenues and compensation expense, thus eliminating the timing differences created by different treatment under US GAAP of the market movement on the expense and the investments.

(2) Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

(3) Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period and to compare our performance to industry peers without the volatility noted above in our discussion of adjusted operating income. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

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